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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 17, 2001


                           Color Spot Nurseries, Inc.
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               (Exact name of Registrant as specified in charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


             001-12063                               68-0363266
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     (Commission File Number)             (IRS Employee Identification No.)


         3478 Buskirk Avenue, Suite 260, Pleasant Hill, California 94523
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     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (925) 934-4443


                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     On May 17, 2001, the Registrant informed Fleet Capital Corporation, as agent (the "Agent") under the Registrant's Loan and Security Agreement dated as of October 15, 1998 (the "Loan Agreement"), that it is in default of a financial covenant under the Loan Agreement for the test period ended April 28, 2001.

     The primary cause of the violation of the financial covenant is a short fall in earnings (as compared to the covenant requirement) for the test period ended April 28, 2001 of approximately $500,000 due primarily to higher utility rates experienced by the Registrant.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Color Spot Nurseries, Inc.
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                                                  (Registrant)

     Date: May 30, 2001                 By: /s/ CHARLES A. FERER
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                                            Charles A. Ferer
                                            Chief Financial Officer